UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2005

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incoporation)		Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)  (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY CONTINUED LISTING RULE OR STANDARD;
                      TRANSFER OF LISTING

        Following informal discussions with the staff of the American Stock Exchange (the “AMEX”), on July 29, 2005, NovaDel Pharma Inc. (the “Company”) notified the AMEX that, since its listing on the AMEX on May 11, 2004, the Company had made seven grants of options to purchase a total of 450,000 shares of common stock of the Company (the “Old Options”) to six directors and one executive officer of the Company (each, a “Holder”) that were not issued pursuant to a plan which had previously received shareholder approval. Since Section 711 of the AMEX Company Guide provides that shareholder approval is required with respect to the establishment of a stock option plan or other equity compensation arrangement pursuant to which options may be issued to directors and officers, the grants of the Old Options appear to have violated Section 711 of the AMEX Company Guide.

        The Company has in place its 1998 Stock Option Plan (the “1998 Plan”), which was adopted by the Board and approved by the shareholders of the Company. Following discussions with staff members at the AMEX, on July 28, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of the Company authorized the issuance of 450,000 new options pursuant to the 1998 Plan (the “New Options”) to be exchanged for the Old Options held by each of the Holders in the same amounts as the Old Options held by each Holder. The New Options contain provisions that are substantially similar to those of the Old Options. The terms and exercise prices of the New Options are identical to those of the Old Options held by each of the respective Holders. There were sufficient shares available for issuance under the 1998 Plan and the New Options could be issued under the 1998 Plan without any amendment thereof. On July 28, 2005, each of the seven Holders agreed to the exchange of the Old Options held by him or her for New Options in a like amount, and the New Options were issued to each of the Holders in amounts equal to the number of Old Options held by such Holder.

        Following the Company’s notification to the AMEX of the Company’s noncompliance with Section 711 of the AMEX Company Guide as described above, the staff of the AMEX indicated verbally to the Company that it considers the Company’s remedial actions to have brought the Company into compliance with Section 711 and that it considers the matter to be closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2005	NovaDel Pharma Inc. By: /s/ Jean W. Frydman ————————————————— Name: Jean W. Frydman Title: Vice President and General Counsel

3